                                                                     Exhibit 1.1
                               3,350,000 Shares

                      JONES INTERNATIONAL NETWORKS, LTD.

                             Class A Common Stock

                            UNDERWRITING AGREEMENT
                            ----------------------

                                                                  March __, 1997

Oppenheimer & Co., Inc.
Hambrecht & Quist
M. Kane & Company, Inc.
c/o Oppenheimer & Co., Inc.
Oppenheimer Tower
World Financial Center
New York, New York  10281

On behalf of the Several
Underwriters named on
Schedule I attached hereto.

Ladies and Gentlemen:

          Jones International Networks, Ltd., a Colorado corporation (the "Company"), proposes to sell to you and the other underwriters named on Schedule I to this Agreement (the "Underwriters"), for whom you are acting as Representatives, an aggregate of 3,350,000 shares (the "Firm Shares") of the Company's Class A Common Stock, $0.01 par value (the "Class A Common Stock").
In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 502,500 shares (the "Option Shares") of Class A Common Stock from it solely for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are together called the "Shares."

          1.  Sale and Purchase of the Shares.  On the basis of the
              -------------------------------
representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

              (a) The Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase, at $[ ] per share (the "Initial Price"), the total number of Firm Shares (adjusted by the Representatives to eliminate fractions) which bears the same proportion to the number of Firm Shares to be sold by the Company as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule I to this Agreement bears to the total number of Firm Shares to be sold by the Company.
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          (b) The Company grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and only once thereafter within 30 days after the date of this Agreement, in each case upon written or facsimile notice, or verbal or telephonic notice confirmed by written or facsimile notice, by the Representatives to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

          2.  Delivery and Payment.  Delivery of the certificates for the
              --------------------
Firm Shares shall be made by the Company to the Representatives for the respective accounts of the Underwriters, and payment of the purchase price by wire transfer of immediately available funds to the Company, shall take place at the offices of Oppenheimer & Co., Inc., at Oppenheimer Tower, World Financial Center, New York, New York 10281, at 10:00 a.m., New York City time, on the third business day following the date of this Agreement; provided, however, that if the Shares sold hereunder are priced and this Agreement is entered into after 4:30 p.m., New York City time, on any business day, payment and delivery in respect of the Firm Shares shall take place on the fourth business day following the date of this Agreement; in either case unless some other time shall be agreed upon by the Company and the Representatives (such time and date of delivery and payment are called the "Firm Shares Closing Date").

          In the event the option with respect to the Option Shares is exercised, delivery of the certificates for the Option Shares shall be made by the Company to the Representatives for the respective accounts of the Underwriters and payment of the purchase price by wire transfer of immediately available funds to the Company shall take place at the offices of Oppenheimer & Co., Inc. specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section 1(b) (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and the Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

          Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section l(b) and shall be made available to the Representatives for checking and packaging, at such place as is designated by the Representatives, on the business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

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          3.  Registration Statement and Prospectus; Public Offering.  The
              ------------------------------------------------------
Company has prepared in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-15657), including a preliminary prospectus relating to the Shares, and has filed with the Commission the Registration Statement (as hereinafter defined) and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof) and of the related preliminary prospectus have heretofore been delivered by the Company to you. The term "preliminary prospectus" means the preliminary prospectus (as described in Rule 430 of the Rules) included at any time as a part of the Registration Statement or filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and that is delivered to prospective investors. The Registration Statement, as amended at the time and on the date it becomes effective (the "Effective Date"), including all exhibits and information, if any, deemed to be part of the Registration Statement pursuant to Rule 424(b) and Rule 430A of the Rules, is called the "Registration Statement." The term "Prospectus" means the prospectus in the form first used to confirm sales of the Shares (whether such prospectus was included in the Registration Statement at the time of effectiveness or was subsequently filed with the Commission pursuant to Rule 424(b) of the Rules).
If the Company files a registration statement to register a portion of the Shares and relies on Rule 462(b) for such registration statement to become effective upon filing with the Commission (the "Rule 462(b) Registration Statement"), then any reference to the "Registration Statement" herein shall be deemed to include both the registration statement referred to above (No. 333-15657) and the Rule 462(b) Registration Statement, as each such registration statement may be amended pursuant to the Securities Act.

          The Company understands that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representatives deem advisable. The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each preliminary prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

          4.  Representations and Warranties of the Company.  The Company
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hereby represents and warrants to each Underwriter as follows:

          (a) On the Effective Date, the Registration Statement and all other registration statements and reports filed with the Commission by the Company complied, and on the date of the Prospectus, on the date any post-effective amendment to the Registration Statement shall become effective, on the date any supplement or amendment to the Prospectus is filed with the Commission, at all times that a prospectus must be delivered by the Underwriters pursuant to the Securities Act and on each Closing Date, the Registration Statement, the Prospectus (and any amendment thereof or supplement thereto) and all other registration statements and reports filed with the Commission by the Company will comply, in all material respects, with the applicable provisions of the Securities Act and the Rules and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder; the Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty as to the last paragraph of the cover page of the Prospectus, the paragraph with respect to stabilization on the inside front cover page of the Prospectus and the statements contained under the caption "Underwriting" in the Prospectus (to the extent such statements relate to the Underwriters). The Company acknowledges that the statements referred to in the previous sentence constitute the only information furnished in writing by the Representatives on behalf of the several Underwriters specifically for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus.

          (b) The consolidated financial statements of the Company and its Subsidiaries (as defined below) (including all notes and schedules thereto) included in the Registration Statement and the Prospectus comply as to form in all material respects with the requirements of the Securities Act and present fairly on a consolidated basis the financial position, the results of operations and cash flows and the shareholders' equity and the other information purported to be shown therein of the Company and its Subsidiaries at the respective dates and for the respective periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made; and the other financial and statistical information and the supporting schedules included in the Prospectus and in the Registration Statement present fairly, in all material respects, the information required to be stated therein.

          (c) Arthur Andersen LLP, whose report is filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

          (d) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Colorado. Except for the Company's subsidiaries listed in Exhibit 21.1 to the Registration Statement and the Prospectus (the "Subsidiaries"), the Company has no subsidiary or subsidiaries and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization. Each of the Subsidiaries has been duly organized and is validly existing as a corporation or partnership in good standing under the laws of the jurisdiction of its organization. Each of the Company and its Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the location of the properties owned or leased by it or in which the character of the business conducted by it makes such qualification necessary, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole (a "Material Adverse Effect"). Except as disclosed in the Registration Statement and the Prospectus, neither the Company nor any of its Subsidiaries owns, leases or licenses any asset or property or conducts any business outside the United States of America. Each of the Company and its Subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies, including without limitation the Federal Communications Commission, or any other person or entity, to own, lease and license its assets and properties and conduct its businesses as now being conducted and as described in the Registration Statement and the Prospectus, except for such authorizations, approvals, consents, orders, licenses, certificates and permits the failure to so obtain would not have a Material Adverse Effect; no such authorization, approval, consent, order, license, certificate or permit contains a materially burdensome restriction other than as disclosed in the Registration Statement and the Prospectus; and the Company has all such corporate power and authority, and such authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement and to issue and sell the Shares to be issued and sold by the Company (except as may be required under the Securities Act, the Exchange Act or the National Association of Securities Dealers, Inc. ("Nasdaq") National Market and state and foreign Blue Sky laws).

          (e) Neither the Commission nor the Blue Sky or securities authorities of any jurisdiction has issued an order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any preliminary prospectus, the Prospectus, the Registration Statement, or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement or suspending the registration or qualification of the Shares, nor to the Company's knowledge has any of such authorities instituted or threatened to institute any proceedings with respect to such an order in any jurisdiction in which the Shares are to be sold.

          (f) Each of the Company and its Subsidiaries owns, or possesses adequate and enforceable rights to use, all licenses or other rights to use, all patents, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, technology, know-how and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as described in the Registration Statement and the Prospectus. Neither the Company nor any Subsidiary has received any notice of, or is aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. Except as set forth in the Registration Statement or the Prospectus, the discoveries, inventions, products or processes of the Company and its Subsidiaries referred to in the Registration Statement or the Prospectus do not to the Company's knowledge infringe or conflict with any right or patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party which would have a Material Adverse Effect.

          (g) Each of the Company and its Subsidiaries has good title to each of the items of real and personal property that are reflected in the financial statements referred to in Section 4(b) or are referred to in the Registration Statement and the Prospectus as being owned by it and valid and enforceable leasehold interests in each of the items of real and personal property that are referred to in the Registration Statement and the Prospectus as being leased by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those described in the Registration Statement and the Prospectus and those which do not and will not have a Material Adverse Effect.

          (h) There is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or, to the knowledge of the Company, threatened (and the Company does not know of any basis therefor) against, or involving the Company or any of its Subsidiaries which would have a Material Adverse Effect or which would prevent the consummation of the transactions contemplated by this Agreement or is required to be disclosed in the Prospectus.

          (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, (i) there has not been any event which has resulted in or may result in a Material Adverse Effect on the Company and its Subsidiaries, whether or not arising from transactions in the ordinary course of business; (ii) neither the Company nor any of its Subsidiaries, has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, hurricane, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree that would have a Material Adverse Effect; and
     (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor any of its Subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock or other securities.

          (j) There is no document or contract of a character required to be described in the Registration Statement and the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. Each agreement to which the Company or any of its Subsidiaries is a party which is described in the Prospectus or is filed as an Exhibit to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company or one or more of its Subsidiaries, as the case may be, in accordance with its terms, assuming the due authorization, execution and delivery thereof by each of the other parties thereto except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (ii) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal and state securities laws or the public policy underlying such laws. Neither the Company nor any of its Subsidiaries, nor, to the best knowledge of the Company, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any of its Subsidiaries, of any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or its properties or business may be bound or affected which default or event would have a Material Adverse Effect.

          (k) Neither the Company nor any of its Subsidiaries is in violation of any term or provision of its articles of incorporation, certificate, charter or by-laws, as applicable, or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a Material Adverse Effect.

          (l) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its Subsidiaries, pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries, or any of their respective properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its Subsidiaries, or violate any

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     provision of the articles of incorporation, certificate, charter or by-laws of the Company or any of its Subsidiaries, as applicable, except for such consents or waivers which have already been obtained and are in full force and effect.

          (m) The Company has authorized and outstanding capital stock as set forth under the captions "Capitalization" and "Description of Capital Stock" in the Prospectus. All of the outstanding shares of Class A Common Stock and of the Company's Class B Common Stock, $.01 par value per share (the "Class B Common Stock" and together with the Class A Common Stock, the "Common Stock"), have been duly and validly issued and are fully paid and nonassessable, and none of them was issued in violation of any preemptive or other similar right. The Company owns all of its shares of capital stock or other beneficial interests of the Subsidiaries, free and clear of all liens, charges, claims, security interests, encumbrances, shareholders' agreements, voting trusts and any other restrictions whatsoever. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company, or any of its Subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus.

          (n) Except as described in the Registration Statement and the Prospectus, no holder of any security of the Company has the right to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder during the period ending 180 days after the date of this Agreement.

          (o) Each Shareholder listed on Schedule II hereto, and each director and executive officer of the Company has delivered to the Representatives his or her written agreement that he or she will not, for a period of 180 days after the date of this Agreement, directly or indirectly, offer, sell (including "short sales"), assign, encumber or otherwise transfer or dispose of (collectively, "Transfer"), or contract to Transfer, any shares of Common Stock or any other securities convertible into or exchangeable for shares of Common Stock, or any other equity securities of the Company owned by him or her, without the prior written consent of the Representatives, except for (i) sales to the several Underwriters pursuant to this Agreement or (ii) pursuant to will or the laws of intestate succession.

          (p) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (ii) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal and state securities laws or the public policy underlying such laws.

          (q) Neither the Company nor any of its Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect and the Company is not aware of any existing or imminent labor disturbances by the employees of any of its principal suppliers, manufacturers or contractors who provide network programming materials, scripts or the like to the Company which would have a Material Adverse Effect.

          (r) No transaction has occurred between or among the Company or any of its Subsidiaries and any of its or their officers, directors or shareholders, or any affiliate or affiliates of any such officer, director or shareholder that is required under item 404 of Regulation S-K of the Rules to be described in and is not described in the Registration Statement and the Prospectus.

          (s) Neither the Company nor any of its Subsidiaries has taken, nor will any of them take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Class A Common Stock to facilitate the sale or resale of any of the Shares in violation of Rule 10b-6 or Rule 10b-7 or Regulation M under the Exchange Act.

          (t) The Shares have been duly authorized for quotation on the Nasdaq National Market, subject to official notice of issuance.

          (u) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as each such term is defined in the Investment Company Act of 1940, as amended.

          (v) Each of the Company and its Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the business in which it is engaged; and neither the Company nor its Subsidiaries has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as described in or contemplated by the Prospectus.

          (w) Neither the Company nor any of its Subsidiaries has, directly or indirectly, paid or delivered any fee, commission or other sum of money or item of property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which is in any manner related to the business or operations of the Company or a Subsidiary, which the Company knows or has reason to believe have been illegal under any federal, state or local laws of the United States or any other country having jurisdiction; and neither the Company nor its Subsidiaries has participated, directly or indirectly, in any boycotts or other similar practices in contravention of law affecting any of its actual or potential customers.

          (x) Each of the Company and its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
     (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the accounting records for assets are compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (y) Each of the Company and its Subsidiaries (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"), (ii) has received all permits, licenses or other approvals required under applicable Environmental Laws to conduct business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

          (z) The Company meets, and on the Effective Date of the Registration Statement and on each Closing Date will meet, the conditions for use of Form S -1 under the Securities Act and the Rules.

          5.  Conditions of the Underwriters' Obligations.  The obligations of
              -------------------------------------------
the Underwriters under this Agreement are several and not joint. The Representatives hereby confirm that they are authorized to act on behalf of the Underwriters. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

          (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(A)(a) of this Agreement. The Registration Statement shall have become effective no later than 3:00 p.m., New York City time, on the date of this Agreement or such later time and date as shall be consented to in writing by the Representatives.

          (b) No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Representatives.

          (c) The representations and warranties of the Company contained in this Agreement and in the certificate delivered pursuant to Section 5(d) shall be true and correct when made and on and as of each Closing Date as if made on such date and the Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it or them at or before such Closing Date.

          (d) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of the chief executive or chief operating officer and the chief financial or chief accounting officer of the Company to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date, with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date.

          (e) The Representatives shall have received on the Effective Date, at the time this Agreement is executed and on each Closing Date:

              (i) A signed letter from Arthur Andersen LLP addressed to the Representatives and dated, respectively, the Effective Date, the date of this Agreement and each such Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Securities Act and the Rules, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

              (A) in their opinion the audited financial statements and the schedules to the financial statements included in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules;

              (B) on the basis of a reading of the amounts included in the Registration Statement and the Prospectus under the headings "Summary Consolidated Financial Data," "Selected Consolidated Financial Data," "Capitalization," "Dilution" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," carrying out certain procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the shareholders and directors of the Company and its Subsidiaries (including committees thereof), and inquiries of certain officials of the Company and its Subsidiaries who have responsibility for financial and accounting matters of the Company and its Subsidiaries, as to transactions and events subsequent to the date of the latest audited financial statements, except as disclosed in the Registration Statement and the Prospectus, nothing came to their attention which caused them to believe that:

                    (1) the amounts in "Summary Consolidated Financial Data",
               "Selected Consolidated Financial Data," "Capitalization," "Dilution" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," included in the Registration Statement and the Prospectus do not agree with the corresponding amounts in the audited financial statements from which such amounts were derived; and

                    (2) (x) there were, at a specified date not more than five business days prior to the date of the letter, any changes in the short-term or long-term debt of the Company and its Subsidiaries or capital stock of the Company or its Subsidiaries or any decreases in net income or in working capital or the Shareholders' equity in the Company, or its Subsidiaries, as compared with the amounts shown on the Company's audited September 30, 1996 balance sheet included in the Registration Statement or (y) for the period from September 30, 1996 to such specified date not more than five business days prior to the date of the letter, there were any decreases, as compared with the corresponding period in the preceding year, in net revenues or in the total per share amounts of net income in which case the Company shall deliver to the Representatives a letter containing an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives or is set forth in or contemplated by the Registration Statement;

               (C) on the basis of a reading of the pro forma financial statements included in the Registration Statement and the Prospectus, carrying out certain procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this clause (C), inquiries of certain officials of the Company and its Subsidiaries who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention that caused them to believe that the pro forma financial statements included in the Prospectus do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X, or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

               (D) they have performed certain other procedures as a result of which they have determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus and reasonably specified by the Representatives agrees with the accounting records of the Company.

                   References to the Registration Statement and the Prospectus in this paragraph are to such documents as amended and supplemented at the date of the letter.

                  (f) The Representatives shall have received on each Closing Date from Davis, Graham & Stubbs, LLP, counsel for the Company, an opinion, addressed to the Representatives, dated such Closing Date, and stating in effect that:

                      (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Colorado. Based solely on a review of the Company's minute books and otherwise to such counsel's knowledge, except for the Subsidiaries, the Company has no other subsidiary and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization. Each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization. The Company and its Subsidiaries is duly qualified and in good standing as a foreign corporation or partnership in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its businesses make such qualification necessary, except for such jurisdictions where the failure to so qualify would not have a Material Adverse Effect.

                      (ii) Each of the Company and its Subsidiaries has all requisite corporate or partnership power and authority to own, lease and license its assets and properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus; and the Company has all requisite corporate power and authority and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits, other than those required under or by the Securities Act, the Exchange Act and the Nasdaq National Market and state and foreign Blue Sky laws, to enter into, deliver and perform this Agreement and to authorize, issue and sell the Shares.

                      (iii) The Company has authorized and issued capital stock as set forth in the Registration Statement and the Prospectus. The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company. All of the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right, under the Company's articles of incorporation, by-laws, Colorado law, any document filed as an exhibit to the Registration Statement or otherwise to such counsel's knowledge. The Company owns all of the shares of capital stock or other beneficial interests of the Subsidiaries, free and clear of any perfected security interest or to such counsel's knowledge, liens, charges, claims, security interests, encumbrances, shareholders' agreements, voting trusts and any other restrictions whatsoever, except as disclosed in the Prospectus and except for such restrictions that would not have a Material Adverse Effect. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, outstanding, fully paid and nonassessable, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity and none of them will have been issued in violation of any preemptive or other similar right, under the Company's articles of incorporation, by-laws, Colorado law, any document filed as an exhibit to the Registration Statement or otherwise to such counsel's knowledge. To such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company. The Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Prospectus under the caption "Description of Capital Stock."

               (iv) The lock-up agreements of the Company's Shareholders and directors and officers have been duly and validly executed and delivered by such persons and constitutes the legal, valid and binding obligation of each such person enforceable against each such person in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

               (v) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable usury, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (ii) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal or state securities laws or the public policy underlying such laws.

               (vi) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or violate or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its Subsidiaries pursuant to the terms of any document filed as an exhibit to the Registration Statement or otherwise to such counsel's knowledge, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation of which such counsel is aware or violate any provision of the articles of incorporation or by-laws, as the case may be, of the Company or, any of the Subsidiaries.

               (vii) To such counsel's knowledge, neither the Company nor any of its Subsidiaries is in violation of any term or provision of its articles of incorporation, charter, certificate or by-laws, as the case may be, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a Material Adverse Effect.

               (viii) To such counsel's knowledge there is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or threatened against, or otherwise involving the assets, properties or businesses of, the Company or any of its Subsidiaries, that have a Material Adverse Effect.

               (ix) The statements in the Prospectus under the captions "Description of Capital Stock," "Shares Eligible for Future Sale," "Management," "Risk Factors," and "Certain Relationships and Related Transactions," insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries in all material respects of such documents and matters of law. All contracts and other documents required to be filed as exhibits to the Registration Statement pursuant to Item 601 of Regulation S-K of the Rules, or described in the Registration Statement, have been so filed.

               (x) The Registration Statement, all preliminary prospectuses and the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial and statistical data included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules.

               (xi) The Registration Statement has become effective under the Securities Act, and to such counsel's knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated.

                      To the extent deemed advisable by such counsel, counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials as to matters which are governed by laws other than the laws of the State of Colorado, the General

Corporation Law of the State of Delaware and the Federal laws of the United States. Copies of such certificates shall be furnished to the Representatives and counsel for the Underwriters. Such counsel shall also state that Schulte Roth & Zabel LLP, in rendering its opinion to the Underwriters pursuant to
Section 5(g), may rely on the opinion of such counsel as to all matters which are governed by Colorado law.

          In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, at which conferences representatives of the Representatives, counsel to the Underwriters, and representatives of the independent certified public accountants of the Company were present, and at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel that caused a such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial and statistical data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief), on the date thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading.

          (g) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and their counsel and the Underwriters shall have received from Schulte Roth & Zabel LLP a favorable opinion, addressed to the Representatives and dated each Closing Date, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably request, and the Company shall have furnished to Schulte Roth & Zabel LLP such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. In rendering its opinion to the Underwriters, Schulte Roth & Zabel LLP may rely on the opinion of Davis, Graham & Stubbs, LLP, as to all matters that are governed by Colorado law.

          (h) The Representatives shall have received from each of the Shareholders listed on Schedule II hereto and each director and executive officer of the Company his or her enforceable written agreement as described in
Section 4(o).

          (i) The Company shall have furnished or caused to be furnished to the Representatives such further certificates and documents as the Representatives shall have reasonably requested.

          (j) At each Closing Date, the Shares shall have been approved for quotation on the Nasdaq National Market, subject to official notice of issuance.

          6.   Covenants of the Company.  (A) The Company covenants and
               ------------------------
agrees as follows:

          (a) The Company shall prepare the Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act, and shall promptly advise the Representatives (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information,
     (iii) of the prevention or suspension of the use of any preliminary prospectus or the Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished the Representatives a copy for their review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 6(A), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

          (c) The Company shall make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earnings statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

          (d) The Company shall furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

          (e) The Company shall cooperate with the Representatives and their counsel in endeavoring to qualify the Shares for offer and sale under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

          (f) For a period of four years after the date of this Agreement, the Company shall supply to the Representatives, and to each other Underwriter who may so request in writing, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and to furnish to the Representatives a copy of each annual or other report it shall be required to file with the Commission on a non-confidential basis.

          (g) Without the prior written consent of the Representatives, for a period of 180 days after the date of this Agreement, the Company shall not directly or indirectly, offer, sell (including "short sales"), assign, encumber or Transfer, or contract to Transfer, any shares of Common Stock, or any other securities convertible into or exchangeable for shares of Common Stock, or any other equity securities of the Company, except for (i) the issuance of the Shares pursuant to the Registration Statement; (ii) the issuance of shares of Common Stock pursuant to stock options outstanding on the date hereof or the issuance of shares of Common Stock or stock options thereon pursuant to the Company's 1996 Stock Plan (the "1996 Plan"); (iii) the issuance of shares of Common Stock in connection with the "Pre-Offering Transactions" (as contemplated in the Prospectus); and (iv) the issuance of shares of Common Stock in connection with acquisitions or carriage incentive programs provided that the recipients of such shares of Common Stock agree to be "locked-up" as contemplated by this paragraph for the greater of 120 days or the balance of the "lock-up" period as contemplated by this paragraph. In the event that during this period, any shares of Common Stock are issued in connection with (i) the 1996 Plan or (ii) any registration effected on Form S-8 or any successor form, the Company shall obtain the enforceable written agreement of such grantee or purchaser or holder of such securities that, for a period of 180 days after the date of this Agreement, such person will not directly or indirectly, without the prior written consent of the Representatives, offer, sell (including "short sales"), assign, encumber or Transfer, or contract to Transfer or exercise any registration rights with respect to, any shares of Common Stock (or any other securities convertible into or exchangeable for any shares of Common Stock, or any other equity securities) owned by such person.

          (h) The Company shall cause each director and executive officer of the Company, and each shareholder to deliver to the Representatives his or her written agreement that pursuant to the Registration Statement, he or she will not, for a period of 180 days after the date of this Agreement, directly or indirectly, without the prior written consent of the Representatives, offer, sell (including "short sales"), assign, encumber or Transfer, or contract to Transfer any shares of Common Stock or any other securities convertible into or exercisable or exchangeable for, shares of Common Stock, or any other equity securities of the Company except for (i) sales to the several Underwriters pursuant to this Agreement or (ii) pursuant to will or the laws of intestate succession.

          (i) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq National Market (including any required registration under the Exchange
     Act).

          (j) The Company intends to apply the net proceeds from the offering of the Shares in the manner set forth under "Use of Proceeds" in the Prospectus.

              (B) The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement, the Prospectus, and the printing, filing and distribution of this Agreement; (ii) the fees and disbursements of counsel for the Company and of the Company's independent public accountants; (iii) the preparation and delivery of certificates for the Shares to the Underwriters; (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 6(A)(e), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (v) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold;
     (vi) the filing fees of the National Association of Securities Dealers, Inc. in connection with its review of the terms of the public offering;
     (vii) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of all reports and information required by Section 6(A)(f); (viii) inclusion of the Common Stock for quotation on the Nasdaq National Market; and (ix) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters. Subject to the provisions of Section 9, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

          7.  Indemnification.
              ---------------

          (a) The Company agrees, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, the Prospectus, or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that
(i) such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement, the Prospectus, or such amendment or supplement, and was contained in the last paragraph of the cover page of the Prospectus, in the paragraph relating to stabilization on the inside front cover page of the Prospectus or under the caption "Underwriting" in the Prospectus (to the extent such statements relate to the Underwriters) or (ii) such indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Shares if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Shares to such person. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement, to the same extent as the foregoing indemnities from the Company to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or omission or alleged untrue statement or omission which was made in any preliminary prospectus, the Registration Statement, the Prospectus, or any amendment thereof or supplement thereto, and was contained in the last paragraph of the cover page of the Prospectus, in the paragraph relating to stabilization on the inside front cover page of the Prospectus or under the caption "Underwriting" in the Prospectus (to the extent such statements relate to the Underwriters) or (ii) an alleged or actual untrue statement or omission made in a preliminary prospectus, if such alleged or actual statement or omission is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Shares to such person; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof), as the case may be, shall be limited to the net proceeds received by the Company, as the case may be, from such Underwriter.

          (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in
Section 7(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties,
(ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel, as provided above, to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdictions arising out of the same general allegations or circumstances. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

          8.  Contribution.  In order to provide for just and equitable
              ------------
contribution in circumstances in which the indemnification provided for in
Section 7(a) or (b) for any reason is unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or (b), then each indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted) to which the indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, bear to (y) the underwriting discounts received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company or the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder less the amount of any damages which such Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission which was made in any preliminary prospectus, the Registration Statement, the Prospectus or any amendment thereof or supplement thereto; and (ii) the Company shall be liable and responsible for any amount in excess of the amount set forth in clause (i) of this sentence; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) in the immediately preceding sentence of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and not joint.

          9.  Termination.  This Agreement may be terminated with respect
              -----------
to the Shares to be purchased on a Closing Date by the Representatives notifying the Company at any time:

          (a) in the sole discretion of the Representatives at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the future materially disrupt, the securities markets; (ii) if the Company or any of its Subsidiaries, shall have sustained a loss or interference with its business by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which is material to the Company and the Subsidiaries, taken as a whole, whether or not said loss shall have been insured, or by court or governmental action, order or decree which will, in the opinion of the Representatives, make it inadvisable or impractical to proceed with the offering; (iii) if there has been, since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business; (iv) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, inadvisable or impractical to proceed with the offering; (v) if there shall be such a material adverse change in general financial, political or economic conditions in the United States or elsewhere or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representatives, inadvisable or impractical to proceed with the offering;
     (vi) if trading in the Shares has been suspended by the Commission or trading generally on The New York Stock Exchange, Inc., on the American Stock Exchange, Inc. or the Nasdaq National Market has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or automated quotation system or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (vii) if a banking moratorium has been declared by the States of Colorado and New York state or Federal authority, or

          (b) at or before any Closing Date, that any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement.

          If this Agreement is terminated pursuant to any of its provisions, the Company shall be under any liability to any Underwriter (except as otherwise provided in Section 6(B)), and no Underwriter shall be under any liability to the Company except that (y) if this Agreement is terminated by the Representatives because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.

          10. Substitution of Underwriters.  If one or more of the
              ----------------------------
Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 9) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Representatives may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Representatives may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Representatives, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date,

          (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, however, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

          (b) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to an additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Representatives to purchase such Shares upon the terms set forth in this Agreement.

          In any such case, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Representatives and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company and without liability on the part of the Company, except in both cases as provided in Sections 6(B), 7, 8 and 9. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company or to the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

          11. Miscellaneous.  The respective agreements, representations,
              -------------
warranties, indemnities and other statements of the Company or its directors or officers and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Sections 7 and 8 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 6(B), 7, 8 and 9 shall survive the termination or cancellation of this Agreement.

          This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matters hereof, and may be amended only with the written consent of all parties hereto.

          This Agreement has been and is made for the benefit of the Underwriters and the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters and the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

          All notices and communications hereunder shall be in writing and mailed or delivered or by telephone, telex or facsimile transmission if subsequently confirmed in writing, (a) if to the Representatives, c/o Oppenheimer & Co., Inc., Oppenheimer Tower, World Financial Center, New York, New York 10281 Attention: Michael Kessler; (b) if to the Company, to the Company's agent for service as such agent's address appears on the cover page of the Registration Statement.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

          This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement among us.
                              Very truly yours,

                              JONES INTERNATIONAL NETWORKS, LTD.

                              By:
                                    ----------------------------------
                                    Name:
                                    Title:
OPPENHEIMER & CO., INC.
HAMBRECHT & QUIST
M. KANE & COMPANY, INC.

Acting severally on behalf of themselves and as representatives of the several
Underwriters named in Schedule I annexed hereto.

By:  OPPENHEIMER & CO., INC.

By:
     ------------------------------
     Name:
     Title:


HAMBRECHT & QUIST
By:
     ------------------------------
     Name:
     Title:

M. KANE & COMPANY, INC.
By:
     ------------------------------
     Name:
     Title:

                                  SCHEDULE I


                                                   Number of
                                                   Firm Shares to
Name                                               Be Purchased
----                                               -------------

  Oppenheimer & Co., Inc.                          _____________

  Hambrecht & Quist                                _____________

  M. Kane & Company, Inc.                          _____________

  [                    ]                           _____________

  [                    ]                           _____________

  Total                                                3,350,000
                                                   =============